SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2001

INKTOMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24339	94-3238130

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4100 East Third Avenue, Foster City, California 94404

(Address of principal executive offices)

650-653-2800

(Registrant’s telephone number, including area code)

Exhibit 1.1
Exhibit 99.1

Item 5. Other Events

         On October 30, 2001, Inktomi Corporation entered into a purchase agreement with Merrill Lynch & Co. and Thomas Weisel Partners LLC, as underwriters, in connection with an offering of 12,500,000 shares of our common stock. We also granted the underwriters an option to purchase an additional 1,875,000 shares of our common stock to cover overallotments. A copy of the Purchase Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

         On October 31, 2001, we announced the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

Exhibit No.	Exhibit

1.1	Purchase Agreement dated October 30, 2001 between Inktomi Corporation, Merrill Lynch & Co. and Thomas Weisel Partners LLC

99.1	Press Release dated October 31, 2001 of Inktomi Corporation

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKTOMI CORPORATION

Dated: October 31, 2001

	By:	/s/ Jerry M. Kennelly
Jerry M. Kennelly
Executive Vice President and Chief
Financial Officer

Index of Exhibits

Exhibit No.	Exhibit

1.1	Purchase Agreement dated October 30, 2001 between Inktomi Corporation, Merrill Lynch & Co. and Thomas Weisel Partners LLC

99.1	Press Release dated October 31, 2001 of Inktomi Corporation